GMO SERIES TRUST

GMO Global Equity Allocation Series Fund

Supplement dated May 18, 2018 to the

Summary Prospectus, dated June 30, 2017, as supplemented

Effective May 18, 2018 (the “Effective Date”), the Board of Trustees of GMO Trust has approved the elimination of purchase premiums and redemption fees for certain series of GMO Trust, including GMO Global Equity Allocation Fund (“GEAF,” the underlying fund in which GMO Global Equity Allocation Series Fund invests) and GMO Risk Premium Fund (“Risk Premium Fund,” an underlying fund in which GEAF may invest).  Accordingly, GMO Global Equity Allocation Series Fund (the “Fund”) will no longer bear purchase premiums or redemption fees on subsequent purchases and sales of GEAF and GEAF will no longer bear purchase premiums or redemption fees on subsequent purchases and sales of Risk Premium Fund, if any (which may impact the acquired fund fees and expenses of the Fund).

As of the Effective Date, the Summary Prospectus is amended to remove the purchase premiums and redemption fees shown in the “Fees and expenses—Shareholder fees” table appearing on page 1 of the Summary Prospectus.